Exhibit 10.12

Supplement to the Re-organization Framework Agreement

This Supplement to the Re-organization Framework Agreement (hereinafter referred to as this “Supplementary Agreement”) is signed on May 31, 2018 in Tianjin by and among:

Party A: Shanghai Tasly Pharmaceutical Co., Ltd.

Registered address: ***

Legal representative: ***

Party B: I-Mab Bio-tech (Tianjin) Co., Ltd.

Registered address: ***

Legal representative: ***

Party C: CBC Investment I-Mab Limited

Registered address: ***

Authorized signatory: ***

Party D: I-MAB BIOPHARMA HONGKONG LIMITED

Registered address: ***

Authorized signatory: ***

Party E: Tasly Biopharm Limited

Registered address: ***

Authorized signatory: ***

WHEREAS,

1.

On April 4, 2018, the Parties signed the Re-organization Framework Agreement (hereinafter referred to as the “Original Restructuring Framework Agreement”), and agreed on matters relating to the restructuring and listing of I-Mab;

2.	The Parties intend to make further supplementary agreements on relevant matters under the Original Restructuring Framework Agreement based on the current implementation of the restructuring of I-Mab.

In order to facilitate the implementation of this Restructuring, the parties hereby enter into this Supplementary Agreement and agree to be bound hereby:

Article 1 Supplementary agreements to this Restructuring plan

1.

The Parties agree that Party A has transferred 40% of its total share options provided under the Warrant to Purchase Series B Preferred Shares of I-Mab to Rainbow Horizon Limited (“Rainbow”), and agree to cause Rainbow to exercise such part of the warrant and pay the corresponding subscription price by May 31, 2018 based on the terms and conditions similar to those provided under Warrant to Purchase Series B Preferred Shares of I-Mab. The conditions for the exercise of the remaining 60% share options under Warrant to Purchase Series B Preferred Shares of I-Mab shall be stipulated separately by Party A and Party B.

2.

Party E shall sign a Shares Subscription Agreement with Party D in the form and substance similar to those in Annex I attached hereto by May 31, 2018, whereby Party B shall make capital contribution of US$25,100,000 to subscribe for 23 shares additionally issued by Party D (Party D currently has 81 issued and outstanding shares and, after issuing 23 shares to the Party E, Party D will have 104 issued and outstanding shares). Party E shall pay Party D the share subscription price of US$25,100,000 within 5 business days after the execution of Shares Subscription Agreement and receipt of Party A of the share transfer price from Party D under the Share Transfer Agreement signed separately with Party D.

3.

Party D shall cause its parent company, I-Mab, to sign a Preferred Shares Subscription Agreement in the form and substance of Annex II attached hereto with Party E on the same day of the execution of Shares Subscription Agreement under Section 1.2. Party E shall subscribe for 15,247,681 shares issued by I-Mab (consisting of 8,361,823 shares of series A-3 preferred shares, 5,938,640 shares of series B preferred shares, and 947,218 shares of series B-1 preferred shares) in exchange for the 23 shares of Party D, and cause I-Mab to complete relevant modification procedures within 5 business days after the execution of the aforementioned agreement. After which, Party E shall no longer directly hold any shares of Party D, and shall hold 15,247,681 shares of I-Mab.

4.

Party D will pay Party A equity interest transfer price of US$20,000,000 in accordance with the terms and conditions provided under the Equity Transfer Agreement signed by Party A and Party D respectively. The Parties hereby confirm that Party B will pay Party A the principal of the loan under the Supplementary Agreement of Loan Agreement in accordance with the Supplementary Agreement of Loan Agreement. This clause shall serve as the condition precedent of Party E’s payment pursuant to Article 2 above.

Article 2 Others

1.

Unless otherwise provided in the context of this Supplementary Agreement, the terms and expressions used under this Supplementary Agreement shall have the meanings as set forth under the original Restructuring Framework Agreement.

2.

This Supplementary Agreement is an integral part of the original Restructuring Framework Agreement signed by the Parties; if there is any inconsistency between the original Restructuring Framework Agreement and this Supplementary Agreement, this Supplementary Agreement shall prevail; the matters not agreed upon in this Supplementary Agreement shall be subject to the provisions of the original Restructuring Framework Agreement.

3.

This Supplementary Agreement shall come into force on the date of the execution by the Parties and shall be legally binding on the Parties (this Supplementary Agreement may be scanned by one Party into a PDF document after signature and shall be continued to be signed by the other Parties on the printed document of this PDF document and scanned into a PDF document for distribution to the other Parties. The signature of the PDF document has legal effect).

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Party A: Shanghai Tasly Pharmaceutical Co., Ltd. (seal)

/s/ Shanghai Tasly Pharmaceutical Co., Ltd.

Party B: I-Mab Bio-tech (Tianjin) Co., Ltd.

/s/ I-Mab Bio-tech (Tianjin) Co., Ltd.

Party C: CBC Investment I-Mab Limited

/s/ CBC Investment I-Mab Limited

Party D: I-MAB BIOPHARMA HONGKONG LIMITED

/s/ I-MAB BIOPHARMA HONGKONG LIMITED

Party E: Tasly Biopharm Limited

/s/ Tasly Biopharm Limited